UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

SUGAR CREEK FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	0-55170	38-3920636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

28 West Broadway, Trenton, Illinois 62293

(Address of principal executive offices, including zip code)

(618) 224-9228

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2015 annual meeting of stockholders of Sugar Creek Financial Corp. (the “Company”) was held on August 17, 2015. The final results of the vote on each matter submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three year terms or until their successors are elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Gary R. Schwend	472,796	172,471	137,925
Timothy W. Deien	473,424	171,843	137,925

2.	The Sugar Creek Financial Corp. 2015 Restricted Stock Plan was approved by stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
457,013	184,035	4,129	137,925

3.	The appointment of Michael Trokey & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016 was ratified by stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
733,363	14,715	35,114	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUGAR CREEK FINANCIAL CORP.

Date: August 18, 2015	By:	/s/ Robert J. Stroh, Jr.
Robert J. Stroh, Jr.
Chief Executive Officer and Chief Financial Officer